                        THE ADVISORS' INNER CIRCLE FUND
                              A+F LARGE-CAP FUND

                    SUPPLEMENT DATED DECEMBER 14, 1995 TO
                       THE A+F LARGE-CAP FUND PROSPECTUS
                            DATED FEBRUARY 28, 1995


THIS SUPPLEMENT TO THE PROSPECTUS SUPERSEDES AND REPLACES ANY EXISTING SUPPLEMENTS TO THE PROSPECTUS. THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE RETAINED IN CONJUNCTION WITH SUCH PROSPECTUS.

                              __________________

At the meeting of the Board of Trustees of The Advisors' Inner Circle Fund (the "Fund") held on August 7, 1995, the Board of Trustees determined that it would be in the best interest of the A+F Large-Cap Fund (the "Portfolio") and its shareholders to restate the investment objective of the Portfolio. This change was approved by the Portfolio's shareholders at the shareholder meeting held on December 1, 1995.

The investment objective of the Portfolio is currently stated as follows:

"The Portfolio seeks total return, consistent with prudent investment risk, greater than the Standard & Poor's 500 Composite Stock Price Index (the 'S&P Index')."

Effective December 31, 1995, the investment objective of the Portfolio will read as follows:

"The Portfolio seeks total return."

                             ____________________

Effective December 31, 1995, the Adviser will attempt to manage the Portfolio so that its total return exceeds that of the Russell 1000(R) Value Index. Under normal market conditions, the Portfolio will be fully invested in the common stocks of large capitalization companies (i.e., those with market
                                          ----
capitalizations in excess of $2.0 billion) that are included in the Russell 1000(R) Index and which are deemed by the Adviser to be relatively undervalued based on various measures such as price/earnings and price/book ratios. The Adviser intends to invest so that the Portfolio's holdings generally align with the economic sector weights reflected in the Russell 1000(R) Value Index. The Adviser may invest any remaining assets in the stocks of companies with market capitalizations of less than $2.0 billion or that are not included in the Russell 1000(R) Index.

                             ____________________

The Board of Trustees has approved changing the name of the Portfolio to the A+P Large-Cap Value Fund, effective December 31, 1995. The purpose of this change is to (i) emphasize the Portfolio's policy to invest in the stocks of large capitalization companies that are deemed by the Adviser to be undervalued, and
(ii) reflect the investment adviser's name change from Aronson+Fogler to Aronson+Partners, which also is effective December 31, 1995.

                             ____________________

                      PLEASE RETAIN FOR FUTURE REFERENCE

                        THE ADVISORS' INNER CIRCLE FUND

                              Investment Adviser:
                                ARONSON+FOGLER


The Advisors' Inner Circle Fund (the "Fund") provides a convenient and economical means of investing in professionally managed portfolios of securities. This Prospectus offers shares of the following mutual fund (the "Portfolio"), which is an equity fund and a separate series of the Fund.

                              A+F LARGE-CAP FUND

This Prospectus sets forth concisely the information about the Fund and the Portfolio that a prospective investor should know before investing. Investors are advised to read this Prospectus and retain it for future reference. A Statement of Additional Information dated February 28, 1995 has been filed with the Securities and Exchange Commission and is available without charge by calling 1-800-932-7781. The Statement of Additional Information is incorporated into this Prospectus by reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.



February 28, 1995


A+F-F-001-03

                                    SUMMARY


The following summary provides basic information about the A+F Large-Cap Fund (the "Portfolio"). The Portfolio is one of the funds comprising The Advisors' Inner Circle Fund (the "Fund"). This summary is qualified in its entirety by reference to the more detailed information provided elsewhere in this Prospectus and in the Statement of Additional Information.

WHAT ARE THE INVESTMENT OBJECTIVES AND POLICIES? The Portfolio seeks total return, consistent with prudent investment risk, greater than the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). Under normal market conditions, substantially all of the Portfolio's assets will be invested in common stocks of companies with large capitalizations (i.e., in excess of $1.6 billion) within the S&P Index and which are deemed by Aronson+Fogler, the Portfolio's investment adviser, to be relatively undervalued based on various measures such as price/earnings and price/book ratios.

WHAT ARE THE RISKS INVOLVED WITH AN INVESTMENT IN THE PORTFOLIO? The investment policies of the Portfolio entail certain risks and considerations of which investors should be aware. The Portfolio invests in securities that fluctuate in value, and investors should expect the Portfolio's net asset value per share to fluctuate.

For more information about the Portfolio, see "Investment Objectives and Policies" and "Description of Permitted Investments and Risk Factors."

WHO IS THE ADVISER? Aronson+Fogler serves as the investment adviser to the Portfolio. See "Expense Summary" and "The Adviser."

WHO IS THE ADMINISTRATOR? SEI Financial Management Corporation serves as the administrator and shareholder servicing agent of the Portfolio. See "The Administrator."

WHO IS THE DISTRIBUTOR? SEI Financial Services Company acts as the distributor of the Fund's shares. See "The Distributor."

WHO IS THE TRANSFER AGENT? Supervised Service Company serves as the transfer agent and dividend disbursing agent for the Fund. See "The Transfer Agent."

IS THERE A SALES LOAD? No, shares of the Portfolio are offered on a no-load basis.

IS THERE A MINIMUM INVESTMENT? The Portfolio has a minimum initial investment of $5 million.

HOW DO I PURCHASE AND REDEEM SHARES? Purchases and redemptions may be made through the Transfer Agent on a day when the New York Stock Exchange is open for business ("Business Day"). A purchase order will be effective as of the Business Day received by the Transfer Agent if the Transfer Agent receives an order and payment prior to 4:00 p.m., Eastern time. To open an account by wire, you must first call 1-800-808-4921. Redemption orders received by the Transfer
         -----
Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The purchase and redemption price for shares is the net asset value per share determined as of the end of the day the order is effective. See "Purchase and Redemption of Shares."

HOW ARE DISTRIBUTIONS PAID? Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of dividends to shareholders of record on the last Business Day of each quarter. Any capital gain is distributed at the end of the fiscal year. Distributions are paid in additional shares unless the shareholder elects to take the payment in cash. See "Dividends and Distributions."

                                EXPENSE SUMMARY


SHAREHOLDER TRANSACTION EXPENSES
                                                                       A+F LARGE
                                                                        CAP FUND

--------------------------------------------------------------------------------
Sales Load Imposed on Purchases                                             None
Sales Load Imposed on Reinvested Dividends                                  None
Deferred Sales Load                                                         None
Redemption Fees (1)                                                         None
Exchange Fees                                                               None
--------------------------------------------------------------------------------
(1) A wire redemption charge, currently $10.00, is deducted from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder.


ANNUAL OPERATING EXPENSES
(as a percentage of average net assets)                                A+F LARGE
                                                                        CAP FUND
--------------------------------------------------------------------------------
Advisory Fees (after fee waivers) (2)                                       .35%
12b-1 Fees                                                                  None
Other Expenses (3)                                                          .40%
--------------------------------------------------------------------------------
Total Operating Expenses (after fee waivers) (2)                            .75%
--------------------------------------------------------------------------------

(2) The Adviser has, on a voluntary basis, waived a portion of its fee for the Portfolio in an amount that operates to limit annual operating expenses to .75% of average daily net assets, and the advisory fees shown reflect this voluntary waiver. The Adviser reserves the right to terminate its waiver at any time in its sole discretion. Absent such fee waivers, advisory fees and total operating expenses, as a percentage of average net assets, respectively, would be .40% and .80%. See "The Adviser."

(3) The Administrator is entitled to the higher of $75,000 or .20% of average daily net assets up to $100 million, .15% on the next $100 million of such assets, and .10% on such assets in excess of $200 million. See "The Administrator."


EXAMPLE
--------------------------------------------------------------------------------
                                              1 year  3 years  5 years  10 years
--------------------------------------------------------------------------------
An investor in the Portfolio would pay the
following expenses on a $1,000 investment
assuming (1) 5% annual return, and              $8      $24      $42      $93
(2) redemption at the end of each time period.
--------------------------------------------------------------------------------

The example is based upon total operating expenses of the Portfolio as set forth in the "Annual Operating Expenses" table above, giving effect to the Adviser's voluntary fee waiver. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The purpose of this table is to assist the investor in understanding the various costs and expenses that may be directly or indirectly borne by investors in the Portfolio. Additional information may be found under "The Adviser" and "The Administrator."

FINANCIAL HIGHLIGHTS                             THE ADVISORS' INNER CIRCLE FUND

The following information on the A+F Large-Cap Fund has been audited by Arthur Andersen LLP, the Fund's independent public accountants, as indicated in their report dated December 14, 1994 on the Fund's financial statements as of October 31, 1994 included in the Fund's Statement of Additional Information under "Financial Information." This table should be read in conjunction with the Fund's audited and unaudited financial statements and notes thereto.

For a Share Outstanding Throughout the Period


                                                         A + F LARGE-CAP
                                                               FUND
                                                            11/12/93(1)
                                                            TO 10/31/94
                                                               (000)
-----------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD..................       $ 10.00
-----------------------------------------------------------------------
Income From Investment Operations:
     Net Investment Income............................          0.21
     Net Realized and Unrealized Loss on Investments           (0.05)
-----------------------------------------------------------------------
Total From Investment Operations......................          0.16
-----------------------------------------------------------------------
Less Distributions:
Dividends From Net Investment Income..................         (0.20)
Distributions From Capital Gains......................          0.00
-----------------------------------------------------------------------
        Total Distributions...........................         (0.20)
-----------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD........................        $ 9.96
-----------------------------------------------------------------------
TOTAL RETURN(2).......................................          1.63%
-----------------------------------------------------------------------
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End Of Period (000).......................        $40,592
Ratios Of Expenses To Average Net Assets..............          0.70%*
Ratio Of Expenses To Average Net Assets Excluding               0.80%*
    Fee Waivers.......................................
Ratio Of Net Investment Income To Average                       2.13%*
    Net Assets........................................
Ratio Of Net Investment Income to Average Net                   2.03%*
    Assets Excluding Fee Waivers......................
Portfolio Turnover Rate...............................         79.23%
=======================================================================

* Annualized
(1) The A+F Large-Cap Fund commenced operations on November 12, 1993.
(2) Total Return is cumulative since inception.

THE FUND AND THE PORTFOLIO

The Advisors' Inner Circle Fund (the "Fund") offers shares in a number of diversified mutual funds, each of which is a separate series ("portfolio") of the Fund. Each share of each mutual fund represents an undivided, proportionate interest in that mutual fund. This Prospectus offers shares of the Fund's A+F Large-Cap Fund (the "Portfolio").

INVESTMENT OBJECTIVE AND POLICIES

The Portfolio seeks total return, consistent with prudent investment risk, greater than the Standard & Poor's 500 Composite Stock Price Index (the "S&P Index"). There can be no assurance that the Portfolio will be able to achieve this investment objective.

Substantially all of the Portfolio's assets will be invested in common stocks of companies with large capitalizations (i.e., in excess of $1.6 billion) within the S&P Index and which are deemed by the Portfolio's investment adviser, Aronson+Fogler (the "Adviser"), to be relatively undervalued based on various measures such as price/earnings and price/book ratios.

IN GENERAL

The Portfolio intends to invest primarily in the common stocks of companies that make up the S&P Index. The S&P Index consists of 500 common stocks, most of which are listed on the New York Stock Exchange. Most of the stocks in the S&P Index are issued by companies that are among the country's largest corporations, in terms of the aggregate market value of their outstanding stock as measured by the market price per share multiplied by the number of shares outstanding. Stocks that are not among the 500 largest are included in the S&P Index for diversification purposes. The Portfolio is neither sponsored by nor affiliated with Standard & Poor's Corporation.

Under normal conditions, at least 65% of the Portfolio's assets will be invested in common stock of the type described above. With respect to the remainder of its assets, the Portfolio will invest exclusively in the following: stocks of non-U.S. companies that are traded in the form of American Depositary Receipts ("ADRs"); interests in common stocks constituting the S&P Index that are traded in the form of Standard & Poor's Depositary Receipts ("SPDRs"); convertible securities; and options, options on futures contracts, futures contracts, warrants, and other derivative instruments designed to permit the Portfolio to achieve returns based on the movement of broad equity market indices. The aggregate value of the Portfolio's option positions may not exceed 10% of its net assets as of the time the Portfolio enters into such options. The Portfolio may engage in securities lending. The Portfolio will not invest more than 15% of its total assets in illiquid securities.

The Portfolio may invest a portion of its assets in cash and investments in money market instruments in order to maintain liquidity, or if the Adviser determines that securities meeting the Portfolio's investment objective and policies are not readily available for purchase. Money market instruments consist of securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; certificates of deposit, time deposits and bankers' acceptances issued by banks or savings & loan associations having net assets of at least $500 million as stated on their most recently published financial statements; commercial paper rated in one of the two highest rating categories by at least one nationally recognized statistical rating agency; repurchase agreements involving the foregoing securities; and, to the extent permitted by applicable law, shares of other investment companies investing solely in money market securities.

Under normal market conditions, the annual portfolio turnover rate for the Portfolio is expected to be approximately 60%.

For additional information regarding risks and permitted investments, see "Description of Permitted Investments and Risk Factors" and the Statement of Additional Information.

INVESTMENT RISKS

Investments in common stocks in general are subject to market risks that may cause their prices to fluctuate over time. Fluctuations in the value of equity securities will cause the net asset value of the Portfolio to fluctuate, and the Portfolio's shares, consequently, will fluctuate in value. Accordingly, an investment in the Portfolio may be more suitable for long-term investors who can bear the risk of short-term fluctuations.

INVESTMENT LIMITATIONS

The investment objectives and the investment limitations set forth here and in the Statement of Additional Information are fundamental policies of the Portfolio. Fundamental policies cannot be changed without the consent of the holders of a majority of the Portfolio's outstanding shares.

The Portfolio may not:

1. Purchase securities of any issuer (except securities issued or guaranteed by the United States, its agencies or instrumentalities and repurchase agreements involving such securities) if as a result more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of the Portfolio's total assets.

2. Purchase any securities which would cause 25% or more of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements involving such securities. For purposes of this limitation, (1) utility companies will be divided according to their services, for example, gas distribution, gas transmission, electric and telephone will each be considered a separate industry, and (2) financial service companies will be classified according to the end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry.

3. Borrow money except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of its total assets.

The foregoing percentages will apply at the time of the purchase of a security.

THE ADVISER

Aronson+Fogler is a professional investment management firm and registered investment adviser that has been in business since 1984. The general partners of the Adviser are Theodore R. Aronson, James S. Lobb, Martha E. Ortiz and Kevin
M. Johnson. As of December 31, 1994, the Adviser had discretionary management authority with respect to approximately $755 million of assets, of which approximately $751 million was invested in equity securities. In addition to advising the Portfolio, the Adviser provides advisory services to pension plans, endowments, foundations, trusts and estates. The principal business address of the Adviser is 230 South Broad Street, Twentieth Floor, Philadelphia, Pennsylvania 19102.

Theodore R. Aronson, co-founding partner of the Adviser, is primarily responsible for the day-to-day management of the Portfolio. He has managed the Portfolio since its inception.

The Adviser serves as the Portfolio's investment adviser under an investment advisory agreement (the "Advisory Agreement"), pursuant to which the Adviser makes the investment decisions for the assets of the Portfolio and continuously reviews, supervises and administers the investment program of the Portfolio, subject to the supervision of, and policies established by, the Trustees of the Fund.

For its services, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at an annual rate of .40% of the Portfolio's average daily net assets. The Adviser has voluntarily agreed to waive all or a portion of its fee and to reimburse expenses of the Portfolio in order to limit total operating expenses of the Portfolio to an annual rate of .75% of its average daily net assets. The Adviser reserves the right, in its sole discretion, to terminate its voluntary fee waiver and any reimbursement at any time. For the fiscal year ended October 31, 1994, the Adviser received fees for services to the Portfolio equal to .30% of the Portfolio's average daily net assets.

THE ADMINISTRATOR

SEI Financial Management Corporation (the "Administrator"), a wholly-owned subsidiary of SEI Corporation ("SEI"), provides the Fund with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

For its services, the Administrator is entitled to a fee, which is calculated daily and paid monthly, at an annual rate equal to the higher of $75,000 or .20% of the Portfolio's average daily net assets up to $100 million, .15% on the next $100 million and .10% on assets in excess of $200 million.

The Administrator also serves as shareholder servicing agent for the Portfolio under a shareholder servicing agreement with the Fund.

THE TRANSFER AGENT

Supervised Service Company, 811 Main Street, Kansas City, Missouri 64105 ("SSC" or the "Transfer Agent") serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Fund.

THE DISTRIBUTOR

SEI Financial Services Company (the "Distributor"), a wholly owned subsidiary of SEI, serves as the Fund's distributor pursuant to a distribution agreement (the "Distribution Agreement"). No compensation is paid to the Distributor for distribution services for the shares of the Portfolio.

PURCHASE AND REDEMPTION OF SHARES

Investors may purchase and redeem shares of the Portfolio directly through the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009 by mail or wire transfer. All shareholders may place orders by telephone; when market conditions are extremely busy, it is possible that investors may experience difficulties placing orders by telephone and may wish to place orders by mail. Purchases and redemptions of shares of the Portfolio may be made on any Business Day. Shares of the Portfolio are only offered to residents of states in which the shares are eligible for purchase. Certain broker-dealers assist their clients in the purchase of shares from the Distributor and charge a fee for this service in addition to the Portfolio's public offering price.

The minimum initial investment in the Portfolio is $5 million and subsequent purchases must be at least $100,000. The Distributor may waive these minimums at its discretion. No minimum applies to subsequent purchases effected by dividend and/or capital gain reinvestment. No minimum purchase amount applies to accounts established for persons who have other existing investment accounts under management with the

Adviser, for immediate family members of such persons, for employees of the Adviser, or for immediate family members of such employees.

PURCHASES BY MAIL

An account may be opened by mailing a check or other negotiable bank draft (payable to the A+F Large-Cap Fund) for $5 million or more, together with a completed Account Application to the Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009. Subsequent investments may also be mailed directly to the Transfer Agent.

PURCHASES BY WIRE TRANSFER

Shareholders having an account with a commercial bank that is a member of the Federal Reserve System may purchase shares of the Portfolio by requesting their bank to transmit funds by wire to: United Missouri Bank of Kansas, N.A.; ABA #10-10-00695; for Account Number 98-7052-396-5; Further Credit: A+F Large-Cap Fund. The shareholder's name and account number must be specified in the wire.

Initial Purchases: Before making an initial investment by wire, an investor must first telephone 1-800-808-4921 to be assigned an account number. The investor's name, account number, taxpayer identification number or Social Security number, and address must be specified in the wire. In addition, an Account Application should be promptly forwarded to: Transfer Agent, P.O. Box 419009, Kansas City, Missouri 64141-6009.

Subsequent Purchases: Additional investments may be made at any time through the wire procedures described above, which must include a shareholder's name and account number. The investor's bank may impose a fee for investments by wire.

GENERAL INFORMATION REGARDING PURCHASES

A purchase order will be effective as of the day received by the Transfer Agent if the Transfer Agent receives the order and payment before 4:00 p.m., Eastern time. Payment may be made by check or readily available funds. The purchase price of shares of the Portfolio is the net asset value per share next determined after a purchase order is effective. Purchases will be made in full and fractional shares of the Portfolio calculated to three decimal places. The Fund will not issue certificates representing shares of the Portfolio.

If a check received for the purchase of shares does not clear, the purchase will be cancelled, and the investor could be liable for any losses or fees incurred. The Fund reserves the right to reject a purchase order when the Fund determines that it is not in the best interest of the Fund or its shareholders to accept such order.

Shares of the Portfolio may be purchased in exchange for securities included in the Portfolio subject to the Adviser's or the Administrator's determination that the securities are acceptable. Securities accepted in an exchange will be valued at market value. All accrued interest and subscription or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered by the shareholder to the Fund upon receipt from the issuer. The Adviser or the Administrator will not accept securities in exchange for shares of the Portfolio unless (1) there is available an independent current market price for such securities, (2) such transaction is consistent with the Portfolio's policy and
(3) no brokerage commission, fee or other remuneration is paid in connection with the transaction.

REDEMPTIONS

Redemption orders received by the Transfer Agent prior to 4:00 p.m., Eastern time on any Business Day will be effective that day. The redemption price of shares is the net asset value per share of the Portfolio next determined after the redemption order is effective. Payment on redemption will be made as promptly as possible and, in any event, within seven days after the redemption order is received, provided, however, that redemption proceeds for shares purchased by check (including certified or cashier's checks) will be forwarded only upon collection of payment for such shares; collection of payment may take 15 or more days. Shareholders may not close their accounts by telephone.

It is currently the Fund's policy to pay for all redemptions in cash. The Fund retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Portfolio in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from the Portfolio during any 90-day period of up to the lesser of $250,000 or 1% of the Fund's net assets.

Shareholders may receive redemption payments in the form of a check or by Federal Reserve wire transfer or Automated Clearing House ("ACH"). There is no charge for having a check for redemption proceeds mailed. The Custodian will deduct a wire charge, currently $10.00, from the amount of a Federal Reserve wire redemption payment made at the request of a shareholder. Shareholders cannot redeem shares of the Portfolio by Federal Reserve wire on federal holidays restricting wire transfers. The Fund does not charge for ACH wire transactions; however, such transactions will not be posted to a shareholder's bank account until the second Business Day following the transaction.

Neither the Fund nor the Transfer Agent will be responsible for the authenticity of redemption instructions received by telephone if it reasonably believes those instructions to be genuine. The Fund and the Transfer Agent will each employ reasonable procedures to confirm that telephone instructions are genuine, and may be liable for losses resulting from unauthorized or fraudulent telephone transactions if it does not employ those procedures. Such procedures may include taping of telephone conversations.

The right of redemption may be suspended or the date of payment of redemption proceeds postponed during certain periods as set forth more fully in the Statement of Additional Information.

The net asset value per share of the Portfolio is determined by dividing the total market value of the Portfolio's investments and other assets, less any liabilities, by the total outstanding shares of the Portfolio. Net asset value per share is determined daily as of the close of business of the New York Stock Exchange (currently 4:00 p.m., Eastern time) on any Business Day. The Portfolio will use a pricing service to provide market quotations. The pricing service may use a matrix system of valuation which considers factors such as securities process, yield features, call features, ratings and developments related to a specific security.

PERFORMANCE

From time to time, the Portfolio may advertise its yield and total return. These figures will be based on historical earnings and are not intended to indicate future performance. No representation can be made regarding actual future yields or returns. The yield of the Portfolio refers to the annualized income generated by an investment in the Portfolio over a specified 30-day period. The yield is calculated by assuming that the same amount of income generated by the investment during that period is generated in each 30-day period over one year and is shown as a percentage of the investment.

The total return of the Portfolio refers to the average compounded rate of return on a hypothetical investment, for designated time periods (including but not limited to the period from which the Portfolio commenced operations through the specified date), assuming that the entire investment is redeemed at the end of each period and assuming the reinvestment of all dividend and capital gain distributions.

The Portfolio may periodically compare its performance to that of other mutual funds tracked by mutual fund rating services (such as Lipper Analytical Services, Inc.), or by financial and business publications and periodicals, broad groups of comparable mutual funds, unmanaged indices, which may assume investment of dividends but generally do not reflect deductions for administrative and management costs, or other investment alternatives. The Portfolio may quote Morningstar, Inc., a service that ranks mutual funds on the basis of risk-adjusted performance. The Portfolio may quote Ibbotson Associates of Chicago, Illinois, which provides historical returns of the capital markets in the U.S. The Portfolio may use long-term performance of these capital markets to demonstrate general long-term risk versus reward scenarios and could include the value of a hypothetical investment in any of the capital markets. The Portfolio may also quote financial and business publications and periodicals as they relate to fund management, investment philosophy, and investment techniques.

The Portfolio may quote various measures of volatility and benchmark correlation in advertising and may compare these measures to those of other funds. Measures of volatility attempt to compare historical share price fluctuations or total returns to a benchmark while measures of benchmark correlation indicate how valid a comparative benchmark might be. Measures of volatility and correlation are calculated using averages of historical data and cannot be calculated precisely.

TAXES

The following summary of federal income tax consequences is based on current tax laws and regulations, which may be changed by legislative, judicial or administrative action.

No attempt has been made to present a detailed explanation of the federal, state or local income tax treatment of the Portfolio or its shareholders.
Accordingly, shareholders are urged to consult their tax advisers regarding specific questions as to federal, state and local income taxes.

TAX STATUS OF THE PORTFOLIO:

The Portfolio is treated as a separate entity for federal income tax purposes and is not combined with the Fund's other portfolios. The Portfolio intends to qualify for the special tax treatment afforded regulated investment companies as defined under Subchapter M of the Internal Revenue Code of 1986, as amended. So long as the Portfolio qualifies for this special tax treatment, it will be relieved of federal income tax on that part of its net investment income and net capital gain (the excess of net long-term capital gain over net short-term capital loss) which it distributes to shareholders.

TAX STATUS OF DISTRIBUTIONS:

The Portfolio will distribute all of its net investment income (including, for this purpose, net short-term capital gain) to shareholders. Dividends from net investment income will be taxable to shareholders as ordinary income whether received in cash or in additional shares. Distributions from net investment income will qualify for the dividends-received deduction for corporate shareholders only to the extent such distributions are derived from dividends paid by domestic corporations. It can be expected that only certain dividends of the Portfolio will qualify for that deduction. Any net capital gains will be distributed annually and will be taxed to shareholders as long-term capital gains, regardless of how long the shareholder has held shares. The Portfolio will make annual reports to shareholders of the federal income tax status of all distributions, including the amount of dividends eligible for the dividends-received deduction.

Certain securities purchased by the Portfolio are sold with original issue discount and thus do not make periodic cash interest payments. The Portfolio will be required to include as part of its current income the accrued discount on such obligations even though the Portfolio has not received any interest payments on such obligations during that period. Because the Portfolio distributes all of its net investment income to its shareholders, the Portfolio may have to sell portfolio securities to distribute such accrued income, which may occur at a time when the Adviser would not have chosen to sell such securities and which may result in a taxable gain or loss.

Income received on direct U.S. obligations is exempt from income tax at the state level when received directly and may be exempt, depending on the state, when received by a shareholder from the Portfolio provided certain state-specific conditions are satisfied. The Portfolio will inform shareholders annually of the percentage of income and distributions derived from direct U.S. obligations. Shareholders should consult their tax advisers to determine whether any portion of the income dividends received from a Portfolio is considered tax exempt in their particular state.

Dividends declared by the Portfolio in October, November or December of any year and payable to shareholders of record on a date in one of those months will be deemed to have been paid by the Portfolio and received by the shareholders on December 31 of that year, if paid by the Portfolio at any time during the following January.

The Portfolio intends to make sufficient distributions prior to the end of each calendar year to avoid liability for federal excise tax.

Sale, exchange or redemption of the Portfolio's shares is a taxable event to the shareholder.

Income derived by the Portfolio from securities of foreign issuers may be subject to foreign withholding taxes. The Portfolio will not be able to elect to treat shareholders as having paid their proportionate share of such foreign taxes.

GENERAL INFORMATION

THE FUND

The Fund, a diversified, open-end management investment company, was organized under Massachusetts law as a business trust under a Declaration of Trust dated July 18, 1991. The Declaration of Trust permits the Fund to offer separate series ("portfolios") of units of beneficial interest ("shares"). All consideration received by the Fund for shares of any portfolio and all assets of such portfolio belong to that portfolio and would be subject to liabilities related thereto. The Fund reserves the right to create and issue shares of additional portfolios.

The Fund pays its operating expenses, including fees of its service providers, audit and legal expenses, expenses of preparing prospectuses, proxy solicitation material and reports to shareholders, costs of custodial services and registering the shares of its portfolios under Federal and state securities laws, pricing and insurance expenses and pays additional expenses including litigation and other extraordinary expenses, brokerage costs, interest charges, taxes and organization expenses.

TRUSTEES OF THE FUND

The management and affairs of the Fund are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. The Trustees have approved contracts under which, as described above, certain companies provide essential management services to the Fund.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote. The Portfolio will vote separately on matters relating solely to it, such as approval of advisory agreements and changes in fundamental policies, and matters affecting some but not all portfolios of the Fund will be voted on only by the affected portfolios. All portfolios will vote together in matters affecting the Fund generally, such as election of Trustees or selection of accountants. As a Massachusetts business trust, the Fund is not required, and does not intend, to hold annual meetings of shareholders but shareholders' approval will be sought for certain changes in the operation of the Fund and for the election of Trustees under certain circumstances. In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Fund. In the event that such a meeting is requested, the Fund will provide appropriate assistance and information to the shareholders requesting the meeting.

REPORTING

The Fund issues unaudited financial information semi-annually and audited financial statements annually. The Fund also furnishes periodic reports and, as necessary, proxy statements to shareholders of record.

SHAREHOLDER INQUIRIES

Shareholder inquiries should be directed to The Advisors' Inner Circle Fund, P.O. Box 419009, Kansas City, Missouri 64141-6009 or by calling 1-800-932-7781.
Purchases and redemptions of shares should be made through the Transfer Agent by calling 1-800-808-4921.

DIVIDENDS AND DISTRIBUTIONS

Substantially all of the net investment income (exclusive of capital gains) of the Portfolio is distributed in the form of quarterly dividends. If any capital gain is realized, substantially all of it will be distributed by the Portfolio at least annually.

Shareholders automatically receive all dividends and capital gain distributions in additional shares at the net asset value determined on the next Business Day after the record date, unless the shareholder has elected to take such payment in cash. Shareholders may change their election by providing written notice to the Transfer Agent at least 15 days prior to the distribution. Shareholders may receive payments for cash distributions in the form of a check or by Federal Reserve wire transfer or ACH.

Dividends and distributions of the Portfolio are paid on a per share basis. The value of each share will be reduced by the amount of the payment. If shares are purchased shortly before the record date for a dividend or distribution of capital gains, a shareholder will pay the full price for the shares and receive some portion of the price back as a taxable dividend or distribution.

COUNSEL AND INDEPENDENT PUBLIC ACCOUNTANTS

Morgan, Lewis & Bockius serves as counsel to the Fund. Arthur Andersen LLP serves as the independent public accountants of the Fund.

CUSTODIAN

CoreStates Bank, N.A., Broad and Chestnut Streets, P.O. Box 7618, Philadelphia, PA 19101 acts as the custodian (the "Custodian") of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the Investment Company Act of 1940, as amended (the "1940 Act").

DESCRIPTION OF PERMITTED INVESTMENTS AND RISK FACTORS

The following is a description of certain permitted investments for the
Portfolio:

AMERICAN DEPOSITARY RECEIPTS ("ADRS") - ADRs are securities, typically issued by a U.S. financial institution (a "depositary"), that evidence ownership interests in a security or a pool of securities issued by a foreign issuer and deposited with the depositary. ADRs may be available through "sponsored" or "unsponsored" facilities. A sponsored facility is established jointly by the issuer of the security underlying the receipt and a depositary, whereas an unsponsored facility may be established by a depositary without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of the unsponsored facility. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through, to the holders of the receipts, voting rights with respect to the deposited securities.

BANKERS' ACCEPTANCE - Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Bankers' acceptances are used by corporations to finance the shipment and storage of goods. Maturities are generally six months or less.

CERTIFICATE OF DEPOSIT - Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER - Commercial paper is a term used to describe unsecured short-term promissory notes issued by banks, municipalities, corporations and other entities. Maturities on these issues typically vary from a few to 270 days.

CONVERTIBLE SECURITIES - Convertible securities are corporate securities that are exchangeable for a set number of another security at a prestated price. Convertible securities typically have characteristics similar to both fixed income and equity securities. Because of the conversion feature, the market value of a convertible security tends to move with the market value of the underlying stock. The value of a convertible security is also affected by prevailing interest rates, the credit quality of the issuer, and any call provisions.

FUTURES AND OPTIONS ON FUTURES -- Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. The Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities
    ---- ----
held or expected to be acquired, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. The Portfolio will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges.

Stock index futures are futures contracts for various stock indices that are traded on registered securities exchanges. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made.

There are risks associated with these activities, including the following: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Portfolio and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and futures options.

OPTIONS - A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, the Portfolio may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened.

The Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to protect against an increase in the cost of securities that the Portfolio may seek to purchase in the future. The Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

The Portfolio may write covered put and call options as a means of increasing the yield on its portfolio and as a means of providing limited protection against decreases in its market value. When a Portfolio sells an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Portfolio will realize as profit the premium received for such option. When a call option of which the Portfolio is the writer is exercised, the Portfolio will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option of which the Portfolio is the writer is exercised, the Portfolio will be required to purchase the underlying securities at the strike price, which may be in excess of the market value of such securities.

The Portfolio may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer.
OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, ,pricing is done normally by reference to information from a market maker. It is the position of the Securities and Exchange Commission that OTC options are illiquid.

The Portfolio may purchase and write put and call options on foreign currencies (traded on U.S. and foreign exchanges or over-the-counter markets) to manage its exposure to exchange rates. Call options on foreign currency written by the Portfolio will be "covered," which means that the Portfolio will own an equal amount of the underlying foreign currency. With respect to put options on foreign currency written by the Portfolio, the Portfolio will establish a segregated account with its Custodian bank consisting of cash or liquid, high grade debt securities in an amount equal to the amount the Portfolio would be required to pay upon exercise of the put.

The Portfolio may purchase and write put and call options on indices and enter into related closing transactions. Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities. The Portfolio may choose to terminate an option position by entering into a closing transaction. The ability of the Portfolio to enter into closing transactions depends upon the existence of a liquid secondary market for such transactions.

All options written on indices must be covered. When the Portfolio writes an option on an index, it will establish a segregated account containing cash or liquid high grade debt securities with its custodian in an amount at least equal to the market value of the option and will maintain the account while the option is open or will otherwise cover the transaction.

Risks associated with options transactions include: (1) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;
(2) there may be an imperfect correlation between the movement in prices of options and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while the Portfolio will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

REPURCHASE AGREEMENTS - Repurchase agreements are agreements by which the Portfolio obtains a security and simultaneously commits to return the security to the seller at an agreed upon price on an agreed upon date within a number of days from the date of purchase. The Custodian will hold the security as collateral for the repurchase agreement. The Portfolio bears a risk of loss in the event the other party defaults on its obligations and the Portfolio is delayed or prevented from exercising its right to dispose of the collateral or if the Portfolio realizes a loss on the sale of the collateral. The Portfolio will enter into repurchase agreements only with financial institutions deemed to present minimal risk of bankruptcy during the term of the agreement based on established guidelines. Repurchase agreements are considered loans under the 1940 Act.

SECURITIES LENDING - In order to generate additional income, the Portfolio may lend securities which it owns pursuant to agreements requiring that the loan be continuously secured by collateral consisting of cash, securities of the U.S. Government or its agencies equal to at least 100% of the market value of the securities lent. The Portfolio continues to receive interest on the securities lent while simultaneously earning interest on the investment of cash collateral. Collateral is marked to market daily. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially or become insolvent.

STANDARD & POOR'S DEPOSITARY RECEIPTS ("SPDRS") - An interest in a unit investment trust holding a portfolio of securities linked to the S&P Index. SPDRs closely track the underlying portfolio of securities, trade like a share of common stock and pay periodic dividends proportionate to those paid by the portfolio of stocks that constitutes the S&P Index. For further information regarding the Portfolio's investment in SPDRs, see the Statement of Additional Information.

TIME DEPOSIT - Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits are considered to be illiquid securities.

U.S. TREASURY OBLIGATIONS - U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the Federal book-entry system known as Separately Traded Registered Interest and Principal Securities ("STRIPS").

WARRANTS - Warrants are instruments giving holders the right, but not the obligation, to buy shares of a company at a given price during a specified period.

                               TABLE OF CONTENTS

Summary.....................................................................   2
Expense Summary.............................................................   4
Financial Highlights........................................................   5
The Fund and the Portfolio..................................................   6
Investment Objective and Policies...........................................   6
Investment Limitations......................................................   7
The Adviser.................................................................   8
The Administrator...........................................................   9
The Transfer Agent..........................................................   9
The Distributor.............................................................   9
Purchase and Redemption of Shares...........................................   9
Performance.................................................................  12
Taxes.......................................................................  13
General Information.........................................................  14
Description of Permitted Investments and Risk Factors.......................  16

FUND:
THE ADVISORS' INNER CIRCLE FUND



PORTFOLIO:
A+F LARGE-CAP FUND



ADVISER:
ARONSON+FOGLER



DISTRIBUTOR:
SEI FINANCIAL SERVICES COMPANY



ADMINISTRATOR:
SEI FINANCIAL MANAGEMENT CORPORATION



LEGAL COUNSEL:
MORGAN, LEWIS & BOCKIUS



INDEPENDENT PUBLIC ACCOUNTANTS:
ARTHUR ANDERSEN LLP



FEBRUARY 28, 1995